UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2025

Emerald Holding, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38076	42-1775077
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Broadway, 14th Floor
New York, New York		10005
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (949) 226-5700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EEX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On August 13, 2025, Emerald X, Inc. (the “Borrower”), a wholly-owned subsidiary of Emerald Holding, Inc. (the “Company”), entered into the first amendment (“Amendment No. 1”) to the Borrower’s senior secured credit facilities (as amended by Amendment No. 1, the “Senior Secured Credit Facilities”), by and among the Borrower, Expo Event Midco, Inc., the guarantors party thereto, the lenders party thereto and Bank of America, N.A., as administrative agent and as the refinancing term lender. Certain terms of the Amendment No. 1 are described below, and reference is made to the Senior Secured Credit Facilities for complete terms and conditions.

Amendment No. 1 reduces the applicable margin with respect to the existing term loans (the “Existing Term Loans”) by refinancing in full the Existing Term Loans with new term loans, which will bear interest at a rate equal to, at the Borrower’s opinion, either (a) a base rate equal to the greatest of: (i) the administrative agent’s prime rate, (ii) the federal funds effective rate plus 50 basis points and (iii) one month Term SOFR plus 1.00%, in each case plus 2.25%, with a 25 basis points stepdown for so long as the Borrower achieves a public corporate family rating by Moody’s Investors Service, Inc. (“Moody’s”) of at least B1; or (b) Term SOFR plus 3.25%, with a 25 basis points stepdown for so long as the Borrower achieves a public corporate family rating by Moody’s of at least B1.

The foregoing summary of Amendment No. 1 to the Senior Secured Credit Facilities is qualified by reference to the terms of Amendment No. 1, which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth above under Item 1.01 with respect to the Senior Secured Credit Facilities is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1*

Amendment No. 1 to the Senior Secured Credit Facilities, by and among Emerald X, Inc., Expo Event Midco, Inc., the guarantors party thereto, Bank of America, N.A. and the other lenders party thereto, dated August 13, 2025.

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

* Certain portions of this exhibit have been redacted pursuant to Item 601(b)(10)(iv) of Regulation S-K. The Company agrees to provide on a supplemental basis an unredacted copy of the exhibit to the Securities and Exchange Commission upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERALD HOLDING, INC.

Date:	August 14, 2025	By:	/s/ Sara Altschul
Sara Altschul Executive Vice President, General Counsel and Corporate Secretary